Exhibit 24

Limited Power of Attorney

The undersigned, May Yee Yap, (the "Insider"), hereby makes, constitutes, and appoints Robert L. Katz, Susan M. Wagner-Fleming, and Lisa N. Clark, and each of them acting individually (each of the foregoing is referred to as an "Authorized Signer"), as the Insider's true and lawful attorney-in-fact, each with full power and authority to:

1. Prepare, execute, and submit to the Securities and Exchange Commission ("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the
  Attorney-in-Fact to be advisable under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulation of the SEC;

2. Prepare, execute, and file on the Insider's behalf any and all Forms 3, 4 and 5 (including any amendments thereto), in accordance with Section 16(a) of the
Exchange Act and the rules promulgated thereunder, that the Insider may be required to file with the SEC as a result of the Insider's ownership of, and transactions in, securities of Jabil Inc. (the "Company");

3. Obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact; and

4. Do and perform any other actions of any type whatsoever that (i) may be necessary, desirable or appropriate to prepare, execute, and file any such Forms
  3, 4, or 5 with the SEC and any other governmental or private authority or entity, or (ii) in the discretion of the Authorized Signer, may be of benefit to, in the best interest of, or are necessary or appropriate for and on behalf of the Insider in connection with any of the foregoing, it being understood that the documents executed by such Authorized Signer on behalf of the Insider pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Authorized Signatory may approve in such Authorized
  Signatory's discretion.

	The Insider acknowledges that:

	a) This Limited Power of Attorney does not relieve the Insider from his or her responsibilities to comply with the requirements of Section 16 of the Exchange
Act and the rules promulgated thereunder; and

	b) Neither the Company nor any Authorized Signer assumes (i) any liability for the Insider's  responsibilities to comply with the requirements of Section 16 of the Exchange Act and the rules promulgated thereunder, (ii) any liability of the Insider for any failure to comply with such requirements, or (iii) any obligation or liability of the Insider for disgorgement of profits under Section
  16(b) of the Exchange Act.

	The undersigned hereby grants to each such Authorized Signer full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-facts' substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

	The power and authority of the Authorized Signers under this Limited Power of
Attorney shall continue until the Insider is no longer required to file Forms 3,
  4 and 5 with regard to the Insider's ownership of, or transactions in, securities of the Company, unless earlier revoked by the Insider in a signed writing delivered to the Authorized Signers.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney be executed as of the 10th day of February 2022.

Signature: /s/ May Yee Yap